SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-NAVISTAR INTER CORP

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 7/25/97            5,000-           20.0743
                                 7/14/97            5,000-           19.9143
               THE GABELLI EQUITY TRUST,INC.
                                 8/18/97            5,000-           21.5493
                                 7/28/97            5,000-           19.9764
                                 7/17/97           10,000-           21.0647
                                 7/11/97           10,000-           20.3868
               THE GABELLI ASSET FUND
                                 7/29/97            5,000-           19.7618
                                 7/28/97           10,000-           19.9764
                                 7/24/97            5,000-           20.3243
               THE GABELLI CAPITAL ASSET FUND
                                 7/17/97            3,000-           21.0647
          GAMCO INVESTORS, INC.
                                 7/18/97            5,000-           20.6250
                                 7/17/97            5,000-           21.2650
                                 7/16/97           15,000-           20.5917
          GAMCO INVESTORS, INC.
                                 9/09/97            5,000-           27.8125
                                 9/08/97            2,000-           26.7500
                                 9/02/97              500-           25.3125
                                 8/28/97            3,000-           25.0000
                                 8/27/97           11,800-           24.9015
                                 8/26/97            3,300-           24.9508
                                 8/25/97              800-           24.8750
                                 8/22/97            6,000-           23.5000
                                 8/21/97           30,000-             *DO
                                 8/19/97           10,000            23.3625
                                 8/14/97            1,000-           22.7188
                                 8/13/97            5,000-           22.0125
                                 8/13/97           10,000-           22.0000
                                 8/13/97           10,000-           21.8781
                                 8/11/97           10,000-           20.3250
                                 8/07/97                               *DO
                                 8/06/97              500-           20.9375





                                       37

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-NAVISTAR INTER CORP

         GAMCO INVESTORS, INC.
                                 8/01/97            2,000-           20.2500
                                 7/30/97            3,000-           20.4688
                                 7/29/97            2,000-           20.4375
                                 7/28/97            2,900-           20.0625
                                 7/24/97            5,000-          20.4063
                                 7/24/97            2,000-           20.6250
                                 7/23/97            2,600-           20.6298
                                 7/21/97            4,000-           19.7500
                                 7/17/97            5,000-           21.1250
                                 7/16/97           10,000-           20.5000
                                 7/14/97            5,000-           20.0113
                                 7/11/97           20,000-           20.3969



















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.




                                       38
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE PREFERRED STOCK-NAVISTAR INTER CV

          GABELLI SECURITIES,INC.
                                 7/28/97            1,000            59.9000
                                 7/28/97            2,000-           59.9000
                                 7/24/97            1,000-           59.9375
                                 7/15/97            1,000-           60.1250
          GAMCO INVESTORS, INC.
                                 8/21/97              900-           60.1250
                                 8/20/97              400-           60.3750
                                 8/19/97              700-           60.7321
                                 8/08/97            1,000-           60.8750
                                 8/07/97            1,000-           60.8750

















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.









                                       39